Second Quarter
Financial Supplement

June 30, 2008

HIGHLIGHTS
Corporate Overview	2

METLIFE, INC.
Consolidated Balance Sheets	3
Consolidated Statements of Operating Earnings Available to Common Shareholders	4
Consolidating Balance Sheet	5
Consolidating Statement of Operating Earnings Available to Common Shareholders	6

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	10

INSTITUTIONAL
Statements of Operating Earnings Available to Common Shareholders	11
Future Policy Benefits, Policyholder Account Balances and Separate Account Liabilities	15
Other Expenses by Major Category	16
Spreads by Product	17

INDIVIDUAL
Statements of Operating Earnings Available to Common Shareholders	18
Premiums and Deposits by Product	23
Additional Statistical Information	24
Future Policy Benefits, Policyholder Account Balances and Separate Account Liabilities	25
Expenses by Major Category	26
Spreads by Product	27

INTERNATIONAL
Statement of Operating Earnings Available to Common Shareholders	28

AUTO & HOME
Statements of Operating Earnings Available to Common Shareholders	29
Written Premiums by Product and Selected Financial Information and Supplemental Data	32

REINSURANCE
Statement of Operating Earnings Available to Common Shareholders	33
Pre-Tax and Pre-Minority Interest Operating Earnings by Region and Reserves by Region	34

CORPORATE, OTHER & ELIMINATIONS
Statement of Operating Earnings Available to Common Shareholders	35

INVESTMENTS
Investment Results by Asset Category and Annualized Yields	36
Fixed Maturity Securities and Equity Securities Gross Unrealized Gains and Losses Aging Schedules	38
Summary of Fixed Maturity Securities Available-for-Sale By Sector and Quality Distribution and Summary of Commercial Mortgage Loans By Region and Property Type	39
Summary of Real Estate and Summary of Mortgages and Consumer Loans	40

OTHER INFORMATION
Company Ratings	41
NOTE:
The Quarterly Financial Supplement (“QFS”) includes financial measures, such as operating earnings, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share, that are not based on generally accepted accounting principles (“GAAP”). Operating earnings is defined as GAAP net income, excluding net investment gains and losses, net of income tax, adjustments related to net investment gains and losses, net of income tax, and discontinued operations other than discontinued real estate, net of income tax. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends, which are recorded in Corporate & Other. Operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders by the number of weighted average diluted common shares outstanding for the period indicated. MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income tax, and adjustments related to net investment gains and losses, net of income tax, both of which can fluctuate significantly from period to period, and discontinued operations other than discontinued real estate, net of income tax, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share should not be viewed as substitutes for GAAP net income, GAAP net income available to common shareholders and GAAP net income available to common shareholders per diluted common share, respectively. Reconciliations of operating earnings to GAAP net income, operating earnings available to common shareholders to GAAP net income available to common shareholders and operating earnings available to common shareholders per diluted common share to GAAP net income available to common shareholders per diluted common share, the most directly comparable GAAP measures, are included in the QFS and in MetLife’s earnings press release dated July 29, 2008, for the three months ended June 30, 2008, which are available at www.metlife.com.

CORPORATE OVERVIEW
Unaudited (In millions, except per share data)

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
	2007	2007	2007	2008	2008

Net income	$1,163	$1,019	$1,118	$648	$946
Preferred stock dividends	34	34	35	33	31

Net income available to common shareholders	1,129	985	1,083	615	915

Net investment gains (losses)	(309)	(339)	(264)	(893)	(338)
Minority interest — net investment gains (losses)	4	10	15	25	(2)
Net investment gains (losses) tax provision	112	114	67	308	107

Net investment gains (losses), net of income tax (1) (2)	(193)	(215)	(182)	(560)	(233)

Adjustments related to universal life and investment-type product policy fees	(10)	(4)	2	5	(3)
Adjustments related to policyholder benefits and dividends	(34)	(65)	10	(128)	164
Adjustments related to other expenses	49	77	85	217	159
Adjustments related to tax provision	(1)	(3)	(33)	(30)	(114)

Adjustments related to net investment gains (losses), net of income tax (3)	4	5	64	64	206

Discontinued operations, net of income tax	7	34	(7)	—	—

Operating earnings available to common shareholders (4)	$1,311	$1,161	$1,208	$1,111	$942

Net income available to common shareholders per common share — diluted	$1.48	$1.29	$1.44	$0.84	$1.26
Net investment gains (losses), net of income tax	(0.26)	(0.28)	(0.24)	(0.77)	(0.32)
Adjustments related to net investment gains (losses), net of income tax	0.01	0.01	0.09	0.09	0.28
Discontinued operations, net of income tax	0.01	0.04	(0.01)	0.00	0.00

Operating earnings available to common shareholders — diluted	$1.72	$1.52	$1.60	$1.52	$1.30

Weighted average common shares outstanding — diluted	763.6	762.7	754.1	732.7	726.5

Book value per common share (actual common shares outstanding)	$42.42	$44.18	$45.44	$43.64	$42.97
Book value per common share, excluding accumulated other comprehensive income (actual common shares outstanding)	$42.82	$44.10	$43.96	$45.09	$46.51

Book value per common share — diluted (weighted average common shares outstanding)	$41.27	$42.88	$43.94	$42.25	$41.98
Book value per common share, excluding accumulated other comprehensive income — diluted (weighted average common shares outstanding)	$41.65	$42.81	$42.51	$43.65	$45.43

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
	2007	2007	2007	2008	2008

Common shares outstanding, beginning of period	741.1	742.8	740.3	729.2	709.4
Treasury stock	1.7	(2.5)	(11.1)	(19.8)	0.3

Common shares outstanding, end of period	742.8	740.3	729.2	709.4	709.7

Weighted average common shares outstanding — basic	744.5	744.0	735.9	720.4	712.8
Dilutive effect of stock-based awards	11.6	10.9	11.0	8.7	9.4
Dilutive effect of stock purchase contracts underlying common equity units	7.5	7.8	7.2	3.6	4.3

Weighted average common shares outstanding — diluted	763.6	762.7	754.1	732.7	726.5

MetLife Policyholder Trust shares	267.7	265.2	260.7	256.6	253.4

(1)	Net investment gains (losses), net of income tax, excludes scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment of $41 million, $41 million, $45 million, ($4) million and ($25) million for the three months ended June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008 and June 30, 2008, respectively. For QFS purposes, these settlements are included in net investment income.

(2)	Net investment gains (losses), net of income tax, from real estate and real estate joint ventures includes discontinued operations of $5 million for the three months ended December 31, 2007. There were no discontinued operations from other real estate and real estate joint ventures for any other period.

(3)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(4)	Presentation of operating earnings available to common shareholders throughout the QFS differs from other public filings with respect to discontinued operations and scheduled periodic settlement payments on derivatives not qualifying for hedge accounting treatment. Presentation of discontinued operations in other public filings is in accordance with the Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Presentation of scheduled periodic settlement payments on derivatives not qualifying for hedge accounting treatment in other public filings is in accordance with SFAS No.133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”).

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008

ASSETS
Assets
Fixed maturity securities, available-for-sale, at estimated fair value	$251,044	$252,372	$242,242	$244,088	$241,191
Equity securities, available-for-sale, at estimated fair value	6,046	6,250	6,050	5,533	5,420
Trading securities, at estimated fair value	919	824	779	808	883
Mortgage and consumer loans	43,755	44,849	47,030	47,777	48,999
Policy loans	10,251	10,321	10,419	10,739	10,764
Real estate and real estate joint ventures	5,933	6,360	6,769	6,963	7,328
Other limited partnership interests	5,111	5,371	6,155	6,349	6,707
Short-term investments	2,763	1,727	2,648	2,612	1,980
Other invested assets	10,302	11,258	12,642	14,357	13,335

Total Investments	336,124	339,332	334,734	339,226	336,607
Cash and cash equivalents	6,504	8,627	10,368	10,874	13,815
Accrued investment income	3,710	3,952	3,630	3,382	3,320
Premiums and other receivables	15,297	16,549	14,607	14,998	15,402
Deferred policy acquisition costs and value of business acquired	21,067	21,310	21,521	22,085	22,917
Current income tax recoverable	—	—	303	430	590
Goodwill	4,904	4,909	4,910	5,094	5,161
Assets of subsidiaries held-for-sale	1,560	—	—	—	—
Other assets	7,563	7,719	8,330	8,473	8,274
Separate account assets	155,835	160,679	160,159	152,570	149,701

Total Assets	$552,564	$563,077	$558,562	$557,132	$555,787

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future policy benefits	$129,348	$131,126	$132,262	$134,047	$134,123
Policyholder account balances	136,514	138,900	137,349	141,530	144,238
Other policyholder funds	9,772	10,345	10,176	10,631	10,740
Policyholder dividends payable	1,006	1,045	994	993	1,037
Policyholder dividend obligation	378	630	789	119	—
Short-term debt	1,476	1,880	667	632	623
Long-term debt	9,393	9,459	9,628	9,652	9,694
Collateral financing arrangements	3,104	3,177	5,732	5,792	5,847
Junior subordinated debt securities	3,780	3,780	4,474	4,474	5,224
Shares subject to mandatory redemption	279	279	159	159	159
Liabilities of subsidiaries held-for-sale	1,616	—	—	—	—
Current income tax payable	7	333	—	—	—
Deferred income tax liability	1,050	1,323	2,457	1,462	1,017
Payables for collateral under securities loaned and other transactions	50,590	49,283	44,136	46,649	45,979
Other liabilities	14,861	16,092	14,401	15,423	14,864
Separate account liabilities	155,835	160,679	160,159	152,570	149,701

Total Liabilities	519,009	528,331	523,383	524,133	523,246

Stockholders’ Equity
Preferred stock, at par value	1	1	1	1	1
Common stock, at par value	8	8	8	8	8
Additional paid-in capital	17,495	17,522	17,098	17,600	17,647
Retained earnings	18,357	19,342	19,884	20,526	21,441
Treasury stock, at cost	(2,014)	(2,183)	(2,890)	(4,108)	(4,047)
Accumulated other comprehensive income	(292)	56	1,078	(1,028)	(2,509)

Total Stockholders’ Equity	33,555	34,746	35,179	32,999	32,541

Total Liabilities and Stockholders’ Equity	$552,564	$563,077	$558,562	$557,132	$555,787

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008

REVENUES
Premiums	$6,903	$6,944	$7,283	$7,593	$7,701
Universal life and investment-type product policy fees	1,317	1,319	1,407	1,412	1,424
Investment income, net	4,902	4,765	5,029	4,499	4,548
Other revenues	411	364	374	395	371

	13,533	13,392	14,093	13,899	14,044

EXPENSES
Policyholder benefits and dividends	7,253	7,387	7,628	8,045	8,325
Interest credited to policyholder account balances	1,460	1,453	1,430	1,233	1,260
Interest credited to bank deposits	49	50	49	44	39
Interest expenses	241	274	284	295	279
Other expenses	2,597	2,520	2,953	2,643	2,793

	11,600	11,684	12,344	12,260	12,696

Operating earnings before provision for income tax	1,933	1,708	1,749	1,639	1,348
Provision for income tax	588	513	506	495	375

Operating earnings	1,345	1,195	1,243	1,144	973
Preferred stock dividends	34	34	35	33	31

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,311	$1,161	$1,208	$1,111	$942

Net Income Reconciliation

Operating earnings available to common shareholders	$1,311	$1,161	$1,208	$1,111	$942

Net investment gains (losses)	(309)	(339)	(264)	(893)	(338)
Minority interest — net investment gains (losses)	4	10	15	25	(2)
Net investment gains (losses) tax benefit	112	114	67	308	107

Net investment gains (losses), net of income tax	(193)	(215)	(182)	(560)	(233)

Adjustments related to universal life and investment-type product policy fees	(10)	(4)	2	5	(3)
Adjustments related to policyholder benefits and dividends	(34)	(65)	10	(128)	164
Adjustments related to other expenses	49	77	85	217	159
Adjustments related to tax provision	(1)	(3)	(33)	(30)	(114)

Adjustments related to net investment gains (losses), net of income tax (1)	4	5	64	64	206

Discontinued operations, net of income tax	7	34	(7)	—	—

Net income available to common shareholders	1,129	985	1,083	615	915
Preferred stock dividends	34	34	35	33	31

Net income	$1,163	$1,019	$1,118	$648	$946

Premiums, Fees and Other Revenues	$8,631	$8,627	$9,064	$9,400	$9,496

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING BALANCE SHEET

	June 30, 2008
							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	International	Auto & Home	Reinsurance	& Eliminations

ASSETS
Total investments	$336,607	$144,190	$121,376	$16,287	$3,902	$16,117	$34,735
Cash and cash equivalents	13,815	548	1,269	1,765	(44)	363	9,914
Accrued investment income	3,320	1,170	1,201	211	55	107	576
Premiums and other receivables	15,402	4,826	2,203	835	919	1,550	5,069
Deferred policy acquisition costs and value of business acquired	22,917	963	15,142	2,796	187	3,822	7
Current income tax recoverable	590	211	999	108	46	(122)	(652)
Goodwill	5,161	1,051	2,957	431	157	96	469
Assets of subsidiaries held-for-sale	—	—	—	—	—	—	—
Other assets	8,274	1,382	3,728	463	424	96	2,181
Separate account assets	149,701	49,746	94,071	5,885	—	15	(16)

Total Assets	$555,787	$204,087	$242,946	$28,781	$5,646	$22,044	$52,283

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future policy benefits	$134,123	$52,528	$56,972	$10,174	$3,255	$6,501	$4,693
Policyholder account balances	144,238	71,112	55,467	5,645	—	7,165	4,849
Other policyholder funds	10,740	3,389	3,147	1,464	60	2,464	216
Policyholder dividends payable	1,037	—	1,037	—	—	—	—
Short-term debt	623	—	—	—	—	—	623
Long-term debt	9,694	—	114	219	—	527	8,834
Collateral financing arrangements	5,847	—	—	—	—	850	4,997
Junior subordinated debt securities	5,224	—	—	—	—	399	4,825
Shares subject to mandatory redemption	159	—	—	—	—	159	—
Deferred income tax liability	1,017	(1,815)	2,294	(28)	(72)	745	(107)
Payables for collateral under securities loaned and other transactions	45,979	17,123	16,416	—	47	—	12,393
Other liabilities	14,864	3,371	3,308	1,523	586	1,879	4,197
Separate account liabilities	149,701	49,746	94,071	5,885	—	15	(16)

Total Liabilities	523,246	195,454	232,826	24,882	3,876	20,704	45,504

Stockholders’ Equity
Preferred stock, at par value	1	—	—	—	—	—	1
Common stock, at par value	8	—	—	—	—	—	8
Allocated equity (1)	39,088	10,045	10,581	3,606	1,815	1,205	11,836
Treasury stock	(4,047)	—	—	—	—	—	(4,047)
Accumulated other comprehensive income (loss)	(2,509)	(1,412)	(461)	293	(45)	135	(1,019)

Total Stockholders’ Equity	32,541	8,633	10,120	3,899	1,770	1,340	6,779

Total Liabilities and Stockholders’ Equity	$555,787	$204,087	$242,946	$28,781	$5,646	$22,044	$52,283

(1)	Allocated equity includes additional paid-in capital and retained earnings.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended June 30, 2008
							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	International	Auto & Home	Reinsurance	& Eliminations

REVENUES
Premiums	$7,701	$3,597	$1,071	$920	$743	$1,359	$11
Universal life and investment-type product policy fees	1,424	210	920	294	—	—	—
Investment income, net	4,548	1,938	1,697	365	50	247	251
Other revenues	371	172	155	6	9	23	6

	14,044	5,917	3,843	1,585	802	1,629	268

EXPENSES
Policyholder benefits and dividends	8,325	4,049	1,774	830	541	1,117	14
Interest credited to policyholder account balances	1,260	599	500	89	—	72	—
Capitalization of deferred policy acquisition costs	(1,009)	(65)	(398)	(203)	(117)	(224)	(2)
Amortization of deferred policy acquisition costs	792	47	389	99	114	141	2
Other expenses	3,328	611	1,093	575	206	442	401

	12,696	5,241	3,358	1,390	744	1,548	415

Operating earnings before provision for income tax	1,348	676	485	195	58	81	(147)
Provision (benefit) for income tax	375	228	162	48	6	28	(97)

Operating earnings	973	448	323	147	52	53	(50)
Preferred stock dividends	31	—	—	—	—	—	31

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$942	$448	$323	$147	$52	$53	($81)

Net Income Reconciliation

Operating earnings available to common shareholders	$942	$448	$323	$147	$52	$53	($81)

Net investment gains (losses)	(338)	120	(255)	(145)	(13)	(7)	(38)
Minority interest — net investment gains (losses)	(2)	—	—	—	—	(2)	—
Net investment gains (losses) tax benefit (provision)	107	(41)	88	38	4	3	15

Net investment gains (losses), net of income tax	(233)	79	(167)	(107)	(9)	(6)	(23)

Adjustments related to universal life and investment-type product policy fees	(3)	—	(3)	—	—	—	—
Adjustments related to policyholder benefits and dividends	164	33	(77)	208	—	—	—
Adjustments related to other expenses	159	—	145	—	—	14	—
Adjustments related to tax provision	(114)	(11)	(22)	(75)	—	(6)	—

Adjustments related to net investment gains (losses), net of income tax (1)	206	22	43	133	—	8	—

Net income available to common shareholders	915	549	199	173	43	55	(104)
Preferred stock dividends	31	—	—	—	—	—	31

Net income	$946	$549	$199	$173	$43	$55	($73)

Premiums, Fees and Other Revenues	$9,496	$3,979	$2,146	$1,220	$752	$1,382	$17

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended June 30, 2007
							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	International	Auto & Home	Reinsurance	& Eliminations

REVENUES
Premiums	$6,903	$3,074	$1,098	$777	$738	$1,208	$8
Universal life and investment-type product policy fees	1,317	186	890	241	—	—	—
Investment income, net	4,902	2,140	1,819	271	49	266	357
Other revenues	411	177	155	3	8	19	49

	13,533	5,577	3,962	1,292	795	1,493	414

EXPENSES
Policyholder benefits and dividends	7,253	3,398	1,758	661	446	979	11
Interest credited to policyholder account balances	1,460	767	495	81	—	117	—
Capitalization of deferred policy acquisition costs	(944)	(70)	(414)	(132)	(120)	(201)	(7)
Amortization of deferred policy acquisition costs	747	59	332	81	114	153	8
Other expenses	3,084	629	1,107	440	210	386	312

	11,600	4,783	3,278	1,131	650	1,434	324

Operating earnings before provision for income tax	1,933	794	684	161	145	59	90
Provision (benefit) for income tax	588	273	235	44	37	21	(22)

Operating earnings	1,345	521	449	117	108	38	112
Preferred stock dividends	34	—	—	—	—	—	34

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,311	$521	$449	$117	$108	$38	$78

Net Income Reconciliation

Operating earnings available to common shareholders	$1,311	$521	$449	$117	$108	$38	$78

Net investment gains (losses)	(309)	(261)	(92)	20	—	(14)	38
Minority interest — net investment gains (losses)	4	—	—	—	—	4	—
Net investment gains (losses) tax benefit (provision)	112	93	32	(9)	1	4	(9)

Net investment gains (losses), net of income tax	(193)	(168)	(60)	11	1	(6)	29

Adjustments related to universal life and investment-type product policy fees	(10)	—	(10)	—	—	—	—
Adjustments related to policyholder benefits and dividends	(34)	13	(69)	22	—	—	—
Adjustments related to other expenses	49	—	44	—	—	5	—
Adjustments related to tax benefit (provision)	(1)	(4)	13	(7)	—	(3)	—

Adjustments related to net investment gains (losses), net of income tax (1)	4	9	(22)	15	—	2	—

Discontinued operations, net of income tax	7	—	—	(16)	—	—	23

Net income available to common shareholders	1,129	362	367	127	109	34	130
Preferred stock dividends	34	—	—	—	—	—	34

Net income	$1,163	$362	$367	$127	$109	$34	$164

Premiums, Fees and Other Revenues	$8,631	$3,437	$2,143	$1,021	$746	$1,227	$57

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Six Months Ended June 30, 2008
							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	International	Auto & Home	Reinsurance	& Eliminations

REVENUES
Premiums	$15,294	$7,170	$2,138	$1,824	$1,487	$2,657	$18
Universal life and investment-type product policy fees	2,836	434	1,818	584	—	—	—
Investment income, net	9,047	3,965	3,388	638	103	436	517
Other revenues	766	362	303	13	19	53	16

	27,943	11,931	7,647	3,059	1,609	3,146	551

EXPENSES
Policyholder benefits and dividends	16,370	7,975	3,501	1,593	1,020	2,257	24
Interest credited to policyholder account balances	2,493	1,269	1,006	136	—	82	—
Capitalization of deferred policy acquisition costs	(1,820)	(125)	(759)	(442)	(224)	(266)	(4)
Amortization of deferred policy acquisition costs	1,477	91	809	212	229	131	5
Other expenses	6,436	1,201	2,136	1,129	402	815	753

	24,956	10,411	6,693	2,628	1,427	3,019	778

Operating earnings before provision (benefit) for income tax	2,987	1,520	954	431	182	127	(227)
Provision (benefit) for income tax	870	514	319	147	32	45	(187)

Operating earnings	2,117	1,006	635	284	150	82	(40)
Preferred stock dividends	64	—	—	—	—	—	64

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$2,053	$1,006	$635	$284	$150	$82	($104)

Net Income Reconciliation

Operating earnings available to common shareholders	$2,053	$1,006	$635	$284	$150	$82	($104)

Net investment gains (losses)	(1,231)	(623)	(353)	(14)	(24)	(163)	(54)
Minority interest — net investment gains (losses)	23	—	—	—	—	23	—
Net investment gains (losses) tax benefit (provision)	415	219	123	(4)	8	49	20

Net investment gains (losses), net of income tax	(793)	(404)	(230)	(18)	(16)	(91)	(34)

Adjustments related to universal life and investment-type product policy fees	2	—	2	—	—	—	—
Adjustments related to policyholder benefits and dividends	36	47	(154)	143	—	—	—
Adjustments related to other expenses	376	—	259	—	—	117	—
Adjustments related to tax provision	(144)	(16)	(37)	(50)	—	(41)	—

Adjustments related to net investment gains (losses), net of income tax (1)	270	31	70	93	—	76	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	1,530	633	475	359	134	67	(138)
Preferred stock dividends	64	—	—	—	—	—	64

Net income	$1,594	$633	$475	$359	$134	$67	($74)

Premiums, Fees and Other Revenues	$18,896	$7,966	$4,259	$2,421	$1,506	$2,710	$34

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Six Months Ended June 30, 2007
							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	International	Auto & Home	Reinsurance	& Eliminations

REVENUES
Premiums	$13,668	$6,199	$2,173	$1,492	$1,454	$2,334	$16
Universal life and investment-type product policy fees	2,597	377	1,743	477	—	—	—
Investment income, net	9,484	4,107	3,560	521	97	472	727
Other revenues	795	367	301	16	19	37	55

	26,544	11,050	7,777	2,506	1,570	2,843	798

EXPENSES
Policyholder benefits and dividends	14,385	6,861	3,505	1,239	877	1,881	22
Interest credited to policyholder account balances	2,832	1,489	1,002	159	—	182	—
Capitalization of deferred policy acquisition costs	(1,795)	(133)	(770)	(278)	(231)	(376)	(7)
Amortization of deferred policy acquisition costs	1,552	127	712	178	230	294	11
Other expenses	6,055	1,224	2,159	876	407	747	642

	23,029	9,568	6,608	2,174	1,283	2,728	668

Operating earnings before provision (benefit) for income tax	3,515	1,482	1,169	332	287	115	130
Provision (benefit) for income tax	1,054	509	401	91	73	41	(61)

Operating earnings	2,461	973	768	241	214	74	191
Preferred stock dividends	68	—	—	—	—	—	68

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$2,393	$973	$768	$241	$214	$74	$123

Net Income Reconciliation

Operating earnings available to common shareholders	$2,393	$973	$768	$241	$214	$74	$123

Net investment gains (losses)	(404)	(398)	(86)	44	12	(20)	44
Minority interest — net investment gains (losses)	8	—	—	—	—	8	—
Net investment gains (losses) tax benefit (provision)	145	142	29	(15)	(4)	4	(11)

Net investment gains (losses), net of income tax	(251)	(256)	(57)	29	8	(8)	33

Adjustments related to universal life and investment-type product policy fees	(10)	—	(10)	—	—	—	—
Adjustments related to policyholder benefits and dividends	(99)	1	(107)	7	—	—	—
Adjustments related to other expenses	74	—	71	—	—	3	—
Adjustments related to tax benefit (provision)	13	—	17	(3)	—	(1)	—

Adjustments related to net investment gains (losses), net of income tax (1)	(22)	1	(29)	4	—	2	—

Discontinued operations, net of income tax	(8)	—	—	(47)	—	—	39

Net income available to common shareholders	2,112	718	682	227	222	68	195
Preferred stock dividends	68	—	—	—	—	—	68

Net income	$2,180	$718	$682	$227	$222	$68	$263

Premiums, Fees and Other Revenues	$17,060	$6,943	$4,217	$1,985	$1,473	$2,371	$71

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008

INSTITUTIONAL	$521	$467	$527	$558	$448

INDIVIDUAL	449	363	382	312	323

INTERNATIONAL	117	134	193	137	147

AUTO & HOME	108	109	103	98	52

REINSURANCE	38	43	39	29	53

CORPORATE, OTHER & ELIMINATIONS	78	45	(36)	(23)	(81)

CONSOLIDATED	$1,311	$1,161	$1,208	$1,111	$942

(1)	A reconciliation of operating earnings available to common shareholders to net income for each segment appears in this QFS as follows: (i) Institutional Operations, page 11; (ii) Individual Operations, page 18; (iii) International Operations, page 28; (iv) Auto & Home Operations, page 29; (v) Reinsurance Operations, page 33; and (vi) Corporate, Other & Eliminations, page 35. A Consolidated reconciliation of operating earnings available to common shareholders to net income for MetLife, Inc. appears on page 4.

INSTITUTIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions, except number of sales representatives)	2007	2007	2007	2008	2008	2007	2008

REVENUES
Premiums	$3,074	$3,080	$3,113	$3,573	$3,597	$6,199	$7,170
Universal life and investment-type product policy fees	186	201	225	224	210	377	434
Investment income, net	2,140	2,068	2,208	2,027	1,938	4,107	3,965
Other revenues	177	180	179	190	172	367	362

	5,577	5,529	5,725	6,014	5,917	11,050	11,931

EXPENSES
Policyholder benefits and dividends	3,398	3,446	3,496	3,926	4,049	6,861	7,975
Interest credited to policyholder account balances	767	802	777	670	599	1,489	1,269
Other expenses	618	570	650	574	593	1,218	1,167

	4,783	4,818	4,923	5,170	5,241	9,568	10,411

Operating earnings before provision for income tax	794	711	802	844	676	1,482	1,520
Provision for income tax	273	244	275	286	228	509	514

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$521	$467	$527	$558	$448	$973	$1,006

Net Income Reconciliation
Operating earnings available to common shareholders	$521	$467	$527	$558	$448	$973	$1,006

Net investment gains (losses)	(261)	(271)	(125)	(743)	120	(398)	(623)
Minority interest — net investment gains (losses)	—	—	—	—	—	—	—
Net investment gains (losses) tax benefit (provision)	93	95	41	260	(41)	142	219

Net investment gains (losses), net of income tax	(168)	(176)	(84)	(483)	79	(256)	(404)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	13	(30)	26	14	33	1	47
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	(4)	11	(10)	(5)	(11)	—	(16)

Adjustments related to net investment gains (losses), net of income tax (1)	9	(19)	16	9	22	1	31

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	362	272	459	84	549	718	633
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$362	$272	$459	$84	$549	$718	$633

Premiums, Fees and Other Revenues	$3,437	$3,461	$3,517	$3,987	$3,979	$6,943	$7,966

Number of Sales Representatives	634	636	637	656	647	634	647

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

INSTITUTIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
GROUP LIFE

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008	2007	2008

REVENUES
Premiums	$1,574	$1,556	$1,525	$1,641	$1,693	$3,150	$3,334
Universal life and investment-type product policy fees	184	196	220	220	206	373	426
Investment income, net	338	347	357	334	341	665	675
Other revenues	20	19	16	15	17	44	32

	2,116	2,118	2,118	2,210	2,257	4,232	4,467

EXPENSES
Policyholder benefits and dividends	1,565	1,614	1,599	1,736	1,751	3,191	3,487
Interest credited to policyholder account balances	155	155	146	128	121	307	249
Other expenses	180	164	231	166	179	355	345

	1,900	1,933	1,976	2,030	2,051	3,853	4,081

Operating earnings before provision for income tax	216	185	142	180	206	379	386
Provision for income tax	74	64	49	61	70	130	131

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$142	$121	$93	$119	$136	$249	$255

Net investment gains (losses), net of income tax	11	(57)	(61)	(115)	1	7	(114)
Adjustments related to net investment gains (losses), net of income tax	—	1	2	1	—	—	1
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	153	65	34	5	137	256	142
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$153	$65	$34	$5	$137	$256	$142

Premiums, Fees and Other Revenues	$1,778	$1,771	$1,761	$1,876	$1,916	$3,567	$3,792

Incurred Loss Ratio (Mortality Experience) of Term Life	89.2%	92.4%	93.2%	93.8%	91.3%

INSTITUTIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
RETIREMENT & SAVINGS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008	2007	2008

REVENUES
Premiums	$272	$330	$313	$541	$493	$582	$1,034
Universal life and investment-type product policy fees	2	2	2	2	1	4	3
Investment income, net	1,603	1,545	1,638	1,502	1,405	3,071	2,907
Other revenues	61	63	69	65	59	132	124

	1,938	1,940	2,022	2,110	1,958	3,789	4,068

EXPENSES
Policyholder benefits and dividends	777	836	818	1,002	1,073	1,564	2,075
Interest credited to policyholder account balances	612	646	625	536	472	1,182	1,008
Other expenses	94	92	69	87	83	183	170

	1,483	1,574	1,512	1,625	1,628	2,929	3,253

Operating earnings before provision for income tax	455	366	510	485	330	860	815
Provision for income tax	156	126	174	164	111	295	275

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$299	$240	$336	$321	$219	$565	$540

Net investment gains (losses), net of income tax	(120)	(190)	(147)	(436)	139	(201)	(297)
Adjustments related to net investment gains (losses), net of income tax	(3)	(4)	22	4	12	(7)	16
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	176	46	211	(111)	370	357	259
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$176	$46	$211	($111)	$370	$357	$259

Premiums, Fees and Other Revenues	$335	$395	$384	$608	$553	$718	$1,161

INSTITUTIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
NON-MEDICAL HEALTH & OTHER

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008	2007	2008

REVENUES
Premiums	$1,228	$1,194	$1,275	$1,391	$1,411	$2,467	$2,802
Universal life and investment-type product policy fees	—	3	3	2	3	—	5
Investment income, net	199	176	213	191	192	371	383
Other revenues	96	98	94	110	96	191	206

	1,523	1,471	1,585	1,694	1,702	3,029	3,396

EXPENSES
Policyholder benefits and dividends	1,056	996	1,079	1,188	1,225	2,106	2,413
Interest credited to policyholder account balances	—	1	6	6	6	—	12
Other expenses	344	314	350	321	331	680	652

	1,400	1,311	1,435	1,515	1,562	2,786	3,077

Operating earnings before provision for income tax	123	160	150	179	140	243	319
Provision for income tax	43	54	52	61	47	84	108

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$80	$106	$98	$118	$93	$159	$211

Net investment gains (losses), net of income tax	(59)	71	124	68	(61)	(62)	7
Adjustments related to net investment gains (losses), net of income tax	12	(16)	(8)	4	10	8	14
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	33	161	214	190	42	105	232
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$33	$161	$214	$190	$42	$105	$232

Premiums, Fees and Other Revenues	$1,324	$1,295	$1,372	$1,503	$1,510	$2,658	$3,013
Group Disability Premiums, Fees and Other Revenues (Included in Total)	$372	$371	$410	$438	$404	$777	$842

Incurred Loss Ratio (Morbidity Experience) of Group Disability	90.8%	91.2%	90.6%	80.6%	89.7%

INSTITUTIONAL
FUTURE POLICY BENEFITS, POLICYHOLDER ACCOUNT BALANCES AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

GROUP LIFE	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008

Balance, beginning of period	$17,132	$17,213	$17,314	$17,323	$17,637
Premiums and deposits	3,052	2,917	2,939	3,164	3,697
Interest on reserves	198	198	189	169	146
Surrenders and withdrawals	(1,321)	(1,270)	(1,398)	(1,293)	(1,597)
Benefits and reserves	(1,569)	(1,611)	(1,605)	(1,735)	(1,750)
Other	(279)	(133)	(116)	9	(234)

Balance, end of period	$17,213	$17,314	$17,323	$17,637	$17,899

RETIREMENT & SAVINGS	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008

Balance, beginning of period	$85,118	$89,209	$91,401	$89,533	$92,653
Premiums and deposits	7,266	3,225	2,064	5,894	9,267
Interest on reserves	1,192	1,440	1,162	1,081	1,151
Surrenders and withdrawals	(3,075)	(2,622)	(4,338)	(3,563)	(7,329)
Benefits and reserves	(688)	(716)	(605)	(701)	(747)
Other	(604)	865	(151)	409	(793)

Balance, end of period	$89,209	$91,401	$89,533	$92,653	$94,202

NON-MEDICAL HEALTH & OTHER	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008

Balance, beginning of period	$9,798	$10,089	$10,819	$11,118	$11,301
Premiums and deposits	1,174	1,635	1,224	1,369	1,385
Interest on reserves	87	94	110	116	120
Surrenders and withdrawals	22	26	18	14	8
Benefits and reserves	(1,068)	(1,022)	(1,113)	(1,217)	(1,252)
Other	76	(3)	60	(99)	(23)

Balance, end of period	$10,089	$10,819	$11,118	$11,301	$11,539

SEPARATE ACCOUNT LIABILITIES

GROUP LIFE	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008

Balance, beginning of period	$13,143	$13,971	$15,261	$16,914	$16,649
Premiums and deposits	598	153	1,134	174	167
Investment performance	371	452	630	(151)	(142)
Surrenders and withdrawals	(133)	(246)	(101)	(243)	(290)
Policy charges	(9)	(9)	(1)	(32)	(35)
Other	1	940	(9)	(13)	(752)

Balance, end of period	$13,971	$15,261	$16,914	$16,649	$15,597

RETIREMENT & SAVINGS	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008

Balance, beginning of period	$34,155	$35,207	$35,607	$34,533	$34,510
Premiums and deposits	1,401	976	754	1,141	690
Investment performance	1,350	877	(186)	467	(229)
Surrenders and withdrawals	(1,689)	(1,433)	(1,614)	(1,608)	(1,228)
Policy charges	(19)	(22)	(36)	(23)	(23)
Other	9	2	8	—	(238)

Balance, end of period	$35,207	$35,607	$34,533	$34,510	$33,482

NON-MEDICAL HEALTH & OTHER	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008

Balance, beginning of period	$483	$508	$552	$599	$645
Premiums and deposits	86	90	80	65	55
Investment performance	23	42	26	11	(16)
Surrenders and withdrawals	(22)	(26)	(25)	(20)	(14)
Policy charges	(16)	(14)	(18)	(7)	(4)
Other	(46)	(48)	(16)	(3)	1

Balance, end of period	$508	$552	$599	$645	$667

INSTITUTIONAL
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008

Direct and allocated expenses	$460	$428	$472	$422	$434
Pension and other post-retirement benefit costs	9	5	5	2	2
Premium tax and other tax, licenses and fees	52	44	84	47	54

	521	477	561	471	490
Commissions and other expenses	97	93	89	103	103

Total Other Expenses	$618	$570	$650	$574	$593

INSTITUTIONAL
SPREADS BY PRODUCT

GROUP LIFE	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited	2007	2007	2007	2008	2008

Investment income yield	6.39%	6.58%	6.81%	6.24%	6.31%
Average crediting rate	4.68%	4.58%	4.30%	3.83%	3.62%

Annualized General Account Spread	1.71%	2.00%	2.51%	2.41%	2.69%

RETIREMENT & SAVINGS	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited	2007	2007	2007	2008	2008

Investment income yield	7.29%	6.71%	7.14%	6.50%	5.88%
Average crediting rate	5.55%	5.52%	5.44%	4.99%	4.59%

Annualized General Account Spread	1.74%	1.19%	1.70%	1.51%	1.29%

NON-MEDICAL HEALTH & OTHER	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited	2007	2007	2007	2008	2008

Investment income yield	8.35%	6.53%	7.59%	6.37%	6.20%
Average crediting rate	4.87%	4.85%	4.86%	4.77%	4.84%

Annualized General Account Spread	3.48%	1.68%	2.73%	1.60%	1.36%

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008	2007	2008

REVENUES
Premiums	$1,098	$1,099	$1,224	$1,067	$1,071	$2,173	$2,138
Universal life and investment-type product policy fees	890	880	902	898	920	1,743	1,818
Investment income, net	1,819	1,725	1,813	1,691	1,697	3,560	3,388
Other revenues	155	145	153	148	155	301	303

	3,962	3,849	4,092	3,804	3,843	7,777	7,647

EXPENSES
Policyholder benefits and dividends	1,758	1,760	1,964	1,727	1,774	3,505	3,501
Interest credited to policyholder account balances	495	506	522	506	500	1,002	1,006
Capitalization of deferred policy acquisition costs	(414)	(423)	(425)	(361)	(398)	(770)	(759)
Amortization of deferred policy acquisition costs	332	329	305	420	389	712	809
Other expenses	1,107	1,124	1,146	1,043	1,093	2,159	2,136

	3,278	3,296	3,512	3,335	3,358	6,608	6,693

Operating earnings before provision for income tax	684	553	580	469	485	1,169	954
Provision for income tax	235	190	198	157	162	401	319

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$449	$363	$382	$312	$323	$768	$635

Net Income Reconciliation

Operating earnings available to common shareholders	$449	$363	$382	$312	$323	$768	$635

Net investment gains (losses)	(92)	(33)	(25)	(98)	(255)	(86)	(353)
Minority interest — net investment gains (losses)	—	—	—	—	—	—	—
Net investment gains (losses) tax benefit (provision)	32	11	8	35	88	29	123

Net investment gains (losses), net of income tax	(60)	(22)	(17)	(63)	(167)	(57)	(230)

Adjustments related to universal life and investment-type product policy fees	(10)	(4)	2	5	(3)	(10)	2
Adjustments related to policyholder benefits and dividends	(69)	(52)	(51)	(77)	(77)	(107)	(154)
Adjustments related to other expenses	44	36	19	114	145	71	259
Adjustments related to tax benefit (provision)	13	6	13	(15)	(22)	17	(37)

Adjustments related to net investment gains (losses), net of income tax (1)	(22)	(14)	(17)	27	43	(29)	70

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	367	327	348	276	199	682	475
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$367	$327	$348	$276	$199	$682	$475

Premiums, Fees and Other Revenues	$2,143	$2,124	$2,279	$2,113	$2,146	$4,217	$4,259

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
TRADITIONAL LIFE

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008	2007	2008

REVENUES
Premiums	$1,011	$1,013	$1,143	$985	$990	$2,001	$1,975
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Investment income, net	827	822	843	801	836	1,639	1,637
Other revenues	1	(1)	1	—	—	—	—

	1,839	1,834	1,987	1,786	1,826	3,640	3,612

EXPENSES
Policyholder benefits and dividends	1,495	1,494	1,680	1,434	1,454	2,951	2,888
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of deferred policy acquisition costs	(62)	(63)	(69)	(59)	(64)	(120)	(123)
Amortization of deferred policy acquisition costs	49	52	(29)	45	46	125	91
Other expenses	242	271	253	232	245	476	477

	1,724	1,754	1,835	1,652	1,681	3,432	3,333

Operating earnings before provision for income tax	115	80	152	134	145	208	279
Provision for income tax	38	26	51	44	47	69	91

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$77	$54	$101	$90	$98	$139	$188

Net investment gains (losses), net of income tax	14	(51)	(33)	(91)	8	20	(83)
Adjustments related to net investment gains (losses), net of income tax	(33)	(7)	(3)	10	(20)	(45)	(10)
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	58	(4)	65	9	86	114	95
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$58	($4)	$65	$9	$86	$114	$95

Premiums, Fees and Other Revenues	$1,012	$1,012	$1,144	$985	$990	$2,001	$1,975

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
VARIABLE & UNIVERSAL LIFE

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008	2007	2008

REVENUES
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	395	382	367	411	416	789	827
Investment income, net	233	206	225	223	218	442	441
Other revenues	—	1	3	—	2	1	2

	628	589	595	634	636	1,232	1,270

EXPENSES
Policyholder benefits and dividends	112	127	127	170	151	244	321
Interest credited to policyholder account balances	153	155	157	154	158	303	312
Capitalization of deferred policy acquisition costs	(102)	(109)	(130)	(106)	(112)	(195)	(218)
Amortization of deferred policy acquisition costs	100	94	64	131	117	218	248
Other expenses	233	227	255	224	227	449	451

	496	494	473	573	541	1,019	1,114

Operating earnings before provision for income tax	132	95	122	61	95	213	156
Provision for income tax	46	32	42	20	32	74	52

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$86	$63	$80	$41	$63	$139	$104

Net investment gains (losses), net of income tax	(42)	(11)	3	(22)	(17)	(49)	(39)
Adjustments related to net investment gains (losses), net of income tax	5	5	(4)	3	5	7	8
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	49	57	79	22	51	97	73
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$49	$57	$79	$22	$51	$97	$73

Premiums, Fees and Other Revenues	$395	$383	$370	$411	$418	$790	$829

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
ANNUITIES

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008	2007	2008

REVENUES
Premiums	$87	$86	$81	$82	$81	$172	$163
Universal life and investment-type product policy fees	437	442	474	431	445	846	876
Investment income, net	714	648	697	625	598	1,391	1,223
Other revenues	42	44	46	42	48	84	90

	1,280	1,220	1,298	1,180	1,172	2,493	2,352

EXPENSES
Policyholder benefits and dividends	151	139	157	123	169	310	292
Interest credited to policyholder account balances	318	327	344	334	322	651	656
Capitalization of deferred policy acquisition costs	(250)	(251)	(226)	(196)	(222)	(455)	(418)
Amortization of deferred policy acquisition costs	183	183	270	244	226	369	470
Other expenses	464	463	469	423	456	884	879

	866	861	1,014	928	951	1,759	1,879

Operating earnings before provision for income tax	414	359	284	252	221	734	473
Provision for income tax	144	124	98	85	75	254	160

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$270	$235	$186	$167	$146	$480	$313

Net investment gains (losses), net of income tax	(33)	49	23	66	(150)	(25)	(84)
Adjustments related to net investment gains (losses), net of income tax	6	(12)	(10)	14	58	9	72
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	243	272	199	247	54	464	301
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$243	$272	$199	$247	$54	$464	$301

Premiums, Fees and Other Revenues	$566	$572	$601	$555	$574	$1,102	$1,129

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
OTHER

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008	2007	2008

REVENUES
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	58	56	61	56	59	108	115
Investment income, net	45	49	48	42	45	88	87
Other revenues	112	101	103	106	105	216	211

	215	206	212	204	209	412	413

EXPENSES
Policyholder benefits and dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	24	24	21	18	20	48	38
Capitalization of deferred policy acquisition costs	—	—	—	—	—	—	—
Amortization of deferred policy acquisition costs	—	—	—	—	—	—	—
Other expenses	168	163	169	164	165	350	329

	192	187	190	182	185	398	367

Operating earnings before provision for income tax	23	19	22	22	24	14	46
Provision for income tax	7	8	7	8	8	4	16

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$16	$11	$15	$14	$16	$10	$30

Net investment gains (losses), net of income tax	1	(9)	(10)	(16)	(8)	(3)	(24)
Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	17	2	5	(2)	8	7	6
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$17	$2	$5	($2)	$8	$7	$6

Premiums, Fees and Other Revenues	$170	$157	$164	$162	$164	$324	$326

INDIVIDUAL
PREMIUMS AND DEPOSITS BY PRODUCT (1)

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008

Life First Year and Renewal, Annuity Type
Life First Year Premiums and Deposits (2)
Traditional Life	$54	$54	$57	$51	$53
Variable Life 1st Year excluding Single Premium COLI/BOLI	44	50	61	50	41
Universal Life 1st Year excluding Single Premium COLI/BOLI	150	174	196	150	156
Single Premium COLI/BOLI	—	—	—	—	—

Total Life First Year Premiums & Deposits	248	278	314	251	250

Life Renewal Premiums and Deposits
Traditional Life	1,054	1,035	1,206	984	1,055
Variable & Universal Life	549	568	597	633	577

Total Life Renewal Premiums and Deposits	1,603	1,603	1,803	1,617	1,632

Annuities Deposits (3)
Fixed Annuity Deposits	326	320	261	272	277
Variable Annuity Deposits	4,160	4,078	3,697	3,192	3,538

Total Annuity Deposits	4,486	4,398	3,958	3,464	3,815

Total Premiums and Deposits	$6,337	$6,279	$6,075	$5,332	$5,697

Separate Account and General Account
Separate Accounts
Variable & Universal Life	$266	$265	$284	$266	$251
Variable Annuities	3,102	2,974	2,450	2,121	2,285

Total Separate Accounts	3,368	3,239	2,734	2,387	2,536

General Accounts
Traditional Life	1,108	1,089	1,263	1,035	1,108
Variable & Universal Life	477	527	570	567	523
Fixed Annuities	326	320	261	272	277
Variable Annuities	1,058	1,104	1,247	1,071	1,253

Total General Account	2,969	3,040	3,341	2,945	3,161

Total Premiums and Deposits	$6,337	$6,279	$6,075	$5,332	$5,697

Percentage of Premiums and Deposits to Separate Accounts, Excluding Transfers from General Account
Variable & Universal Life	35.8%	33.5%	33.3%	31.9%	32.4%
Annuities	69.1%	67.6%	61.9%	61.2%	59.9%

(1)	Statutory premiums direct and assumed, excluding Company-sponsored internal exchanges.

(2)	Of the $250 million of Life First Year Premiums and Deposits received during the three months ended June 30, 2008, approximately 44% were distributed through MetLife agents, 17% through New England Financial agents, 34% through MetLife’s Independent Distribution channel and 5% through other distribution channels.

(3)	Of the $3,815 million of Annuity Deposits received during the three months ended June 30, 2008, approximately 25% were distributed through MetLife agents, 7% through New England Financial agents, 57% through MetLife’s Independent Distribution channel and 11% through MetLife Resources representatives.

INDIVIDUAL
ADDITIONAL STATISTICAL INFORMATION

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited	2007	2007	2007	2008	2008

Mortality as a Percentage of Expected	90.9%	85.0%	82.3%	93.4%	89.8%

Lapse / Surrender (General and Separate Account) (1)
Traditional Life	5.6%	5.7%	5.8%	5.8%	5.9%
Variable & Universal Life	5.3%	5.4%	5.4%	5.5%	5.6%
Variable Annuities	10.5%	10.4%	10.2%	10.0%	9.7%
Fixed Annuities	13.5%	14.6%	14.4%	13.9%	12.5%

Actual Number of Sales Representatives
MetLife Distribution	6,174	6,270	6,243	6,423	6,447
New England Financial	2,081	2,149	2,155	2,220	2,278
Independent Distribution Wholesalers	196	193	200	193	201
MetLife Resources	716	709	698	688	688
Walnut Street and Tower Square Securities	1,402	1,389	1,351	1,354	1,371
P&C Specialists	620	607	592	565	552

Total Agents	11,189	11,317	11,239	11,443	11,537

(1)	Lapse/Surrender rates are calculated for the most recent 12 months of experience, excluding Company-sponsored internal exchanges.

INDIVIDUAL
FUTURE POLICY BENEFITS, POLICYHOLDER ACCOUNT BALANCES AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

TRADITIONAL LIFE	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008

Balance, beginning of period	$51,849	$52,067	$52,206	$52,496	$52,572
Premiums and deposits (1)	1,099	1,103	1,237	1,070	1,078
Interest on reserves	528	531	534	531	535
Surrenders and withdrawals	(440)	(477)	(452)	(464)	(459)
Benefit payments	(541)	(530)	(616)	(615)	(546)
Other	(428)	(488)	(413)	(446)	(466)

Balance, end of period	$52,067	$52,206	$52,496	$52,572	$52,714

VARIABLE & UNIVERSAL LIFE	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008

Balance, beginning of period	$15,590	$15,590	$15,686	$15,883	$16,071
Premiums and deposits (1) (2)	483	543	561	574	526
Interest on reserves	153	156	157	153	159
Surrenders and withdrawals	(99)	(190)	(123)	(157)	(138)
Net transfers from (to) separate account	(152)	22	28	27	9
Policy charges	(388)	(389)	(391)	(397)	(405)
Benefit payments	(32)	(37)	(36)	(43)	(41)
Other	35	(9)	1	31	28

Balance, end of period	$15,590	$15,686	$15,883	$16,071	$16,209

ANNUITIES	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008

Balance, beginning of period	$42,587	$41,835	$41,323	$40,872	$41,124
Premiums and deposits (1) (2)	1,491	1,491	1,577	1,428	1,635
Interest on reserves	412	434	417	415	401
Surrenders and withdrawals	(1,648)	(1,549)	(1,410)	(1,245)	(1,154)
Net transfers from (to) separate account	(671)	(718)	(942)	(307)	(683)
Policy charges	—	—	(3)	(5)	(4)
Benefit payments	(311)	(291)	(277)	(295)	(288)
Other	(25)	121	187	261	(83)

Balance, end of period	$41,835	$41,323	$40,872	$41,124	$40,948

SEPARATE ACCOUNT LIABILITIES

VARIABLE & UNIVERSAL LIFE	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008

Balance, beginning of period	$10,383	$11,018	$11,073	$10,840	$9,932
Premiums and deposits (1)	279	275	295	276	296
Investment performance	563	151	(167)	(842)	(29)
Surrenders and withdrawals	(204)	(174)	(180)	(160)	(226)
Net transfers from (to) fixed account	152	(22)	(28)	(27)	(9)
Policy charges	(161)	(158)	(163)	(156)	(160)
Other	6	(17)	10	1	(2)

Balance, end of period	$11,018	$11,073	$10,840	$9,932	$9,802

ANNUITIES	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008

Balance, beginning of period	$85,700	$90,888	$93,341	$92,078	$84,823
Premiums and deposits (1)	3,355	3,285	2,780	2,271	2,477
Investment performance	4,246	1,411	(1,881)	(7,109)	(930)
Surrenders and withdrawals	(2,716)	(2,561)	(2,706)	(2,363)	(2,397)
Net transfers from (to) fixed account	671	718	942	307	683
Policy charges	(371)	(376)	(397)	(364)	(384)
Other	3	(24)	(1)	3	(3)

Balance, end of period	$90,888	$93,341	$92,078	$84,823	$84,269

(1)	Includes Company-sponsored internal exchanges.

(2)	Includes premiums and deposits directed to General Account investment option of a variable life or variable annuity product.

INDIVIDUAL
EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008

INSURANCE EXPENSES (NET OF CAPITALIZATION OF DAC)

Insurance Expenses	$947	$975	$980	$881	$935
DAC Capitalization (1)	(430)	(435)	(440)	(374)	(412)

Net	$517	$540	$540	$507	$523

EXPENSES

Commissions	$345	$345	$348	$299	$323
Other deferrable expenses	156	154	173	147	164
Direct and allocated expenses, not deferred	399	431	408	390	407
Pension and other post-retirement benefit costs	16	14	19	11	11
Premium tax and other tax, licenses and fees	31	31	32	34	30

Insurance Expenses	947	975	980	881	935

Broker-dealer and other expenses	176	163	171	165	169
Reinsurance allowances	(16)	(14)	(5)	(3)	(11)

Total Other Expenses	$1,107	$1,124	$1,146	$1,043	$1,093

(1)	Excludes $16 million, $12 million, $15 million, $13 million and $14 million of DAC capitalization related to reinsurance allowances for the three months ended June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008 and June 30, 2008, respectively.

INDIVIDUAL
SPREADS BY PRODUCT

VARIABLE & UNIVERSAL LIFE	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited	2007	2007	2007	2008	2008

Investment income yield	6.40%	6.30%	6.52%	6.44%	6.33%
Average crediting rate	4.56%	4.55%	4.54%	4.50%	4.56%

Annualized General Account Spread	1.84%	1.75%	1.98%	1.94%	1.77%

ANNUITIES	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited	2007	2007	2007	2008	2008

Investment income yield	6.91%	6.50%	6.89%	6.25%	6.02%
Average crediting rate	3.85%	3.80%	3.91%	3.82%	3.75%

Annualized General Account Spread	3.06%	2.70%	2.98%	2.43%	2.27%

INTERNATIONAL
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions, except number of sales representatives)	2007	2007	2007	2008	2008	2007	2008

REVENUES
Premiums	$777	$780	$824	$904	$920	$1,492	$1,824
Universal life and investment-type product policy fees	241	238	280	290	294	477	584
Investment income, net	271	370	359	273	365	521	638
Other revenues	3	5	2	7	6	16	13

	1,292	1,393	1,465	1,474	1,585	2,506	3,059

EXPENSES
Policyholder benefits and dividends	661	708	574	763	830	1,239	1,593
Interest credited to policyholder account balances	81	110	86	47	89	159	136
Capitalization of deferred policy acquisition costs	(132)	(208)	(257)	(239)	(203)	(278)	(442)
Amortization of deferred policy acquisition costs	81	38	93	113	99	178	212
Other expenses	440	544	762	554	575	876	1,129

	1,131	1,192	1,258	1,238	1,390	2,174	2,628

Operating earnings before provision for income tax	161	201	207	236	195	332	431
Provision for income tax	44	67	14	99	48	91	147

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$117	$134	$193	$137	$147	$241	$284

Net Income Reconciliation

Operating earnings available to common shareholders	$117	$134	$193	$137	$147	$241	$284

Net investment gains (losses)	20	19	(10)	131	(145)	44	(14)
Minority interest — net investment gains (losses)	—	—	—	—	—	—	—
Net investment gains (losses) tax benefit (provision)	(9)	(5)	5	(42)	38	(15)	(4)

Net investment gains (losses), net of income tax	11	14	(5)	89	(107)	29	(18)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	22	17	35	(65)	208	7	143
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	(7)	(6)	(12)	25	(75)	(3)	(50)

Adjustments related to net investment gains (losses), net of income tax (1)	15	11	23	(40)	133	4	93

Discontinued operations, net of income tax	(16)	44	(6)	—	—	(47)	—

Net income available to common shareholders	127	203	205	186	173	227	359
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$127	$203	$205	$186	$173	$227	$359

Premiums, Fees and Other Revenues	$1,021	$1,023	$1,106	$1,201	$1,220	$1,985	$2,421

Number of Sales Representatives	3,462	3,786	4,386	4,847	5,067	3,462	5,067

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008	2007	2008

REVENUES
Earned premiums	$738	$751	$761	$744	$743	$1,454	$1,487
Investment income, net	49	43	56	53	50	97	103
Other revenues	8	10	16	10	9	19	19

	795	804	833	807	802	1,570	1,609

EXPENSES
Losses and loss adjustment expense	446	456	478	479	541	877	1,020
Other expenses	204	204	220	204	203	406	407

	650	660	698	683	744	1,283	1,427

Operating earnings before provision for income tax	145	144	135	124	58	287	182
Provision for income tax	37	35	32	26	6	73	32

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$108	$109	$103	$98	$52	$214	$150

Net Income Reconciliation

Operating earnings available to common shareholders	$108	$109	$103	$98	$52	$214	$150

Net investment gains (losses)	—	—	4	(11)	(13)	12	(24)
Minority interest — net investment gains (losses)	—	—	—	—	—	—	—
Net investment gains (losses) tax benefit (provision)	1	—	(2)	4	4	(4)	8

Net investment gains (losses), net of income tax	1	—	2	(7)	(9)	8	(16)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	109	109	105	91	43	222	134
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$109	$109	$105	$91	$43	$222	$134

Premiums, Fees and Other Revenues	$746	$761	$777	$754	$752	$1,473	$1,506

AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
AUTO

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008	2007	2008

REVENUES
Earned premiums	$520	$527	$534	$517	$517	$1,022	$1,034
Investment income, net	33	33	39	38	34	68	72
Other revenues	6	6	8	6	6	12	12

	559	566	581	561	557	1,102	1,118

EXPENSES
Losses and loss adjustment expense	338	327	352	331	316	646	647
Other expenses	137	139	145	135	137	272	272

	475	466	497	466	453	918	919

Operating earnings before provision for income tax	84	100	84	95	104	184	199
Provision for income tax	20	24	19	21	25	45	46

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$64	$76	$65	$74	$79	$139	$153

Net investment gains (losses), net of income tax	(1)	1	1	(5)	(5)	5	(10)
Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	63	77	66	69	74	144	143
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$63	$77	$66	$69	$74	$144	$143

Premiums, Fees and Other Revenues	$526	$533	$542	$523	$523	$1,034	$1,046

AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
HOMEOWNERS & OTHER

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008	2007	2008

REVENUES
Earned premiums	$218	$224	$227	$227	$226	$432	$453
Investment income, net	16	10	17	15	16	29	31
Other revenues	2	4	8	4	3	7	7

	236	238	252	246	245	468	491

EXPENSES
Losses and loss adjustment expense	108	129	126	148	225	231	373
Other expenses	67	65	75	69	66	134	135

	175	194	201	217	291	365	508

Operating earnings before provision for income tax	61	44	51	29	(46)	103	(17)
Provision for income tax	17	11	13	5	(19)	28	(14)

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$44	$33	$38	$24	($27)	$75	($3)

Net investment gains (losses), net of income tax	2	(1)	1	(2)	(4)	3	(6)
Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	46	32	39	22	(31)	78	(9)
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$46	$32	$39	$22	($31)	$78	($9)

Premiums, Fees and Other Revenues	$220	$228	$235	$231	$229	$439	$460

AUTO & HOME
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions, except number of sales representatives)	2007	2007	2007	2008	2008

Written Premiums by Product
Preferred/Standard Automobile	$515	$531	$510	$510	$513
Non-Standard Automobile	9	9	8	9	7
Homeowners & Other	236	247	216	197	236

Total	$760	$787	$734	$716	$756

Selected Financial Information and Supplemental Data

Total Auto & Home
Loss and loss adjustment expense ratio	60.4%	60.7%	62.9%	64.1%	72.8%
Other expense ratio	27.0%	26.6%	28.2%	26.7%	26.7%

Total combined ratio (1)	87.4%	87.3%	91.1%	90.8%	99.5%
Effect of catastrophe losses	3.1%	2.6%	1.6%	3.2%	17.6%

Combined ratio excluding catastrophes	84.3%	84.7%	89.5%	87.6%	81.9%

Auto
Loss and loss adjustment expense ratio	65.0%	62.0%	65.9%	63.8%	61.1%
Other expense ratio	25.6%	25.7%	26.3%	25.4%	25.6%

Total combined ratio (1)	90.6%	87.7%	92.2%	89.2%	86.7%
Effect of catastrophe losses	0.4%	0.2%	(1.4%)	0.5%	2.7%

Combined ratio excluding catastrophes	90.2%	87.5%	93.6%	88.7%	84.0%

Homeowners & Other
Loss and loss adjustment expense ratio	49.5%	57.6%	55.7%	64.9%	99.5%
Other expense ratio	30.3%	28.6%	32.8%	29.6%	28.8%

Total combined ratio (1)	79.8%	86.2%	88.5%	94.5%	128.3%
Effect of catastrophe losses	9.7%	8.0%	8.3%	9.4%	51.8%

Combined ratio excluding catastrophes	70.1%	78.2%	80.2%	85.1%	76.5%

Pre-Tax Catastrophe Losses
Auto	$2	$1	($7)	$3	$14
Homeowners & Other	21	18	19	21	117

Total	$23	$19	$12	$24	$131

Catastrophe points on combined ratios	3.1	2.6	1.6	3.2	17.6

Number of Sales Representatives	94	86	90	93	92

(1)	The total combined ratio reflects payment fees as a credit to other expenses for the three months ended June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008 and June 30, 2008, which resulted in a 0.6, 0.6, 0.6, 0.7 and 0.6 of a percentage point decrease in the combined ratio, respectively. The decreases for Auto and Homeowners & Other were 0.7 and 0.4 of a percentage point, respectively, for June 30, 2007, 0.7 and 0.4 of a percentage point, respectively, for September 30, 2007, 0.7 and 0.4 of a percentage point, respectively, for December 31, 2007, 0.8 and 0.4 of a percentage point, respectively, for March 31, 2008 and 0.7 and 0.4 of a percentage point, respectively, for June 30, 2008.

REINSURANCE
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008	2007	2008

REVENUES
Premiums	$1,208	$1,228	$1,348	$1,298	$1,359	$2,334	$2,657
Investment income, net	266	181	219	189	247	472	436
Other revenues	19	23	17	30	23	37	53

	1,493	1,432	1,584	1,517	1,629	2,843	3,146

EXPENSES
Claims and other policy benefits	979	1,006	1,102	1,140	1,117	1,881	2,257
Interest credited to policyholder account balances	117	35	45	10	72	182	82
Policy acquisition costs and other insurance expenses	174	170	204	172	180	344	352
Other expenses	101	89	114	100	97	198	197

	1,371	1,300	1,465	1,422	1,466	2,605	2,888

Operating earnings before provision for income tax and minority interest	122	132	119	95	163	238	258
Provision for income tax	21	23	19	17	28	41	45

Operating earnings available to common shareholders before minority interest	101	109	100	78	135	197	213
Elimination of minority interest, before income tax	63	66	61	49	82	123	131

CONTRIBUTION TO METLIFE	$38	$43	$39	$29	$53	$74	$82

Net Income Reconciliation

Operating earnings available to common shareholders	$38	$43	$39	$29	$53	$74	$82

Net investment gains (losses)	(14)	(61)	(97)	(156)	(7)	(20)	(163)
Minority interest — net investment gains (losses)	4	10	15	25	(2)	8	23
Net investment gains (losses) tax benefit (provision)	4	18	29	46	3	4	49

Net investment gains (losses), net of income tax	(6)	(33)	(53)	(85)	(6)	(8)	(91)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	5	41	66	103	14	3	117
Adjustments related to tax provision	(3)	(14)	(24)	(35)	(6)	(1)	(41)

Adjustments related to net investment gains (losses), net of income tax (1)	2	27	42	68	8	2	76

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	34	37	28	12	55	68	67
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$34	$37	$28	$12	$55	$68	$67

Premiums, Fees and Other Revenues	$1,227	$1,251	$1,365	$1,328	$1,382	$2,371	$2,710

(1)	Adjustments related to net investment gains (losses), net of income tax, include amortization of deferred policy acquisition costs.

REINSURANCE
PRE-TAX AND PRE-MINORITY INTEREST OPERATING
EARNINGS BY REGION AND RESERVES BY REGION

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008

Pre-Tax and Pre-Minority Interest Operating Earnings by Region
United States	$85	$83	$103	$57	$102
Canada	23	21	20	29	25
Asia-Pacific	16	18	18	18	23
Other international markets	12	13	3	5	17
Corporate	(14)	(3)	(25)	(14)	(4)

Total pre-tax and pre-minority interest operating earnings	$122	$132	$119	$95	$163

Policy Benefits and Interest Sensitive Contract Liabilities by Region
Traditional U.S.	$4,762	$4,882	$5,023	$5,154	$5,230
Asset intensive	5,485	5,588	5,735	5,710	6,274
Other	67	42	45	33	35

Total U.S.	10,314	10,512	10,803	10,897	11,539

Canada	1,944	2,169	2,242	2,244	2,293
Asia-Pacific	1,005	1,136	1,145	1,274	1,290
Other international markets	890	926	923	1,000	1,009

Total International	3,839	4,231	4,310	4,518	4,592

Total policy benefits and interest sensitive contract liabilities	$14,153	$14,743	$15,113	$15,415	$16,131

CORPORATE, OTHER & ELIMINATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008	2007	2008

REVENUES
Premiums	$8	$6	$13	$7	$11	$16	$18
Investment income, net	357	378	374	266	251	727	517
Other revenues	49	1	7	10	6	55	16

	414	385	394	283	268	798	551

EXPENSES
Policyholder benefits and dividends	11	11	14	10	14	22	24
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	49	50	49	44	39	100	83
Interest expense	194	244	250	267	249	383	516
Other expenses	70	47	114	42	113	163	155

	324	352	427	363	415	668	778

Operating earnings before provision (benefit) for income tax	90	33	(33)	(80)	(147)	130	(227)
Benefit for income tax	(22)	(46)	(32)	(90)	(97)	(61)	(187)

Operating earnings	112	79	(1)	10	(50)	191	(40)
Preferred stock dividends	34	34	35	33	31	68	64

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$78	$45	($36)	($23)	($81)	$123	($104)

Net Income Reconciliation

Operating earnings available to common shareholders	$78	$45	($36)	($23)	($81)	$123	($104)

Net investment gains (losses)	38	7	(11)	(16)	(38)	44	(54)
Minority interest — net investment gains (losses)	—	—	—	—	—	—	—
Net investment gains (losses) tax benefit (provision)	(9)	(5)	(14)	5	15	(11)	20

Net investment gains (losses), net of income tax	29	2	(25)	(11)	(23)	33	(34)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	23	(10)	(1)	—	—	39	—

Net income available to common shareholders	130	37	(62)	(34)	(104)	195	(138)
Preferred stock dividends	34	34	35	33	31	68	64

Net income	$164	$71	($27)	($1)	($73)	$263	($74)

Premiums, Fees and Other Revenues	$57	$7	$20	$17	$17	$71	$34

METLIFE, INC.
INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008

FIXED MATURITY SECURITIES
Yield (1)	6.23%	6.45%	6.55%	6.46%	6.48%
Investment income (2)	$3,163	$3,321	$3,333	$3,278	$3,331
Investment gains (losses)	($236)	($224)	($70)	($204)	($300)
Ending Carrying Value (2)	$251,963	$253,196	$243,021	$244,896	$242,074

MORTGAGE AND CONSUMER LOANS
Yield (1)	6.46%	6.82%	6.56%	6.18%	6.11%
Investment income (3)	$654	$705	$710	$689	$688
Investment gains (losses)	$13	$21	($32)	($27)	($35)
Ending Carrying Value	$43,755	$44,849	$47,030	$47,777	$48,999

REAL ESTATE AND REAL ESTATE JOINT VENTURES (4)
Yield (1)	11.54%	8.56%	9.77%	5.06%	6.77%
Investment income	$164	$132	$160	$87	$121
Investment gains (losses)	$37	$2	$11	($2)	$4
Ending Carrying Value	$5,933	$6,360	$6,769	$6,963	$7,328

POLICY LOANS
Yield (1)	6.20%	6.27%	6.21%	6.23%	6.24%
Investment income	$158	$161	$161	$165	$167
Ending Carrying Value	$10,251	$10,321	$10,419	$10,739	$10,764

EQUITY SECURITIES AND OTHER LIMITED PARTNERSHIP INTERESTS
Yield (1)	20.85%	10.49%	16.03%	7.03%	5.29%
Investment income	$512	$274	$436	$200	$154
Investment gains (losses)	$28	$39	$49	($13)	($15)
Ending Carrying Value	$11,157	$11,621	$12,205	$11,882	$12,127

CASH AND SHORT-TERM INVESTMENTS
Yield (1)	4.67%	4.36%	4.09%	3.05%	2.61%
Investment income	$99	$100	$115	$96	$87
Investment gains (losses)	$—	$3	$—	$1	$—
Ending Carrying Value	$9,267	$10,354	$13,016	$13,486	$15,795

OTHER INVESTED ASSETS (5)
Yield (1)	11.13%	7.45%	8.55%	3.39%	3.69%
Investment income	$257	$183	$235	$106	$119
Investment gains (losses)	($151)	($180)	($222)	($648)	$8
Ending Carrying Value	$10,302	$11,258	$12,642	$14,357	$13,335

TOTAL INVESTMENTS
Gross investment income yield (1)	6.98%	6.65%	6.94%	6.13%	6.09%
Investment fees and expenses yield	(0.15%)	(0.15%)	(0.16%)	(0.16%)	(0.16%)

NET INVESTMENT INCOME YIELD	6.83%	6.50%	6.78%	5.97%	5.93%

Gross investment income	$5,007	$4,876	$5,150	$4,621	$4,667
Investment fees and expenses	(105)	(111)	(121)	(122)	(119)

NET INVESTMENT INCOME	$4,902	$4,765	$5,029	$4,499	$4,548

Ending Carrying Value	$342,628	$347,959	$345,102	$350,100	$350,422

Gross investment gains	$315	$342	$475	$405	$286
Gross investment losses	(494)	(538)	(444)	(532)	(346)
Writedowns	(22)	(50)	(73)	(186)	(262)

Subtotal	(201)	(246)	(42)	(313)	(322)
Derivative & other instruments not qualifying for hedge accounting	(108)	(93)	(222)	(580)	(16)

INVESTMENT GAINS (LOSSES)	(309)	(339)	(264)	(893)	(338)
Minority interest — net investment gains (losses)	4	10	15	25	(2)
Investment gains (losses) tax benefit (provision)	112	114	67	308	107

INVESTMENT GAINS (LOSSES), NET OF INCOME TAX	($193)	($215)	($182)	($560)	($233)

(1)	Yields are based on quarterly average asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average assets exclude collateral associated with the Company’s securities lending program.

(2)	Fixed maturity securities includes $919 million, $824 million, $779 million, $808 million and $883 million in ending carrying value, and $16 million, $21 million, ($2) million, ($51) million and $9 million of investment income (loss) related to trading securities at or for the three months ended June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008 and June 30, 2008, respectively.

(3)	Investment income from mortgage and consumer loans includes prepayment fees.

(4)	Included in net investment income from real estate and real estate joint ventures is $2 million, $1 million, $5 million, ($1) million and $2 million, related to discontinued operations for the three months ended June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008 and June 30, 2008, respectively. Included in net investment gains (losses) from real estate and real estate joint ventures is $7 million related to discontinued operations for the three months ended December 31, 2007. There were no discontinued operations from other real estate and real estate joint ventures for any other period.

(5)	Included in investment income from other invested assets are scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of $65 million, $64 million, $69 million, ($7) million and ($38) million for the three months ended June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008 and June 30, 2008, respectively. These amounts are excluded from investment gains (losses). Additionally, excluded from investment gains (losses) is $5 million, $6 million, $11 million, $14 million and $14 million for the three months ended June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008 and June 30, 2008, respectively, related to settlement payments on derivatives used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting. Such amounts are included within interest credited to policyholder account balances.

METLIFE, INC.
INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008

FIXED MATURITY SECURITIES
Yield (1)	6.19%	6.28%	6.34%	6.46%	6.47%
Investment income (2)	$6,228	$9,549	$12,882	$3,278	$6,609
Investment gains (losses)	($328)	($552)	($622)	($204)	($504)
Ending Carrying Value (2)	$251,963	$253,196	$243,021	$244,896	$242,074

MORTGAGE AND CONSUMER LOANS
Yield (1)	6.41%	6.55%	6.55%	6.18%	6.14%
Investment income (3)	$1,286	$1,991	$2,701	$689	$1,377
Investment gains (losses)	$13	$34	$2	($27)	($62)
Ending Carrying Value	$43,755	$44,849	$47,030	$47,777	$48,999

REAL ESTATE AND REAL ESTATE JOINT VENTURES (4)
Yield (1)	11.57%	10.48%	10.28%	5.06%	5.94%
Investment income	$315	$447	$607	$87	$208
Investment gains (losses)	$44	$46	$57	($2)	$2
Ending Carrying Value	$5,933	$6,360	$6,769	$6,963	$7,328

POLICY LOANS
Yield (1)	6.18%	6.21%	6.21%	6.23%	6.23%
Investment income	$315	$476	$637	$165	$332
Ending Carrying Value	$10,251	$10,321	$10,419	$10,739	$10,764

EQUITY SECURITIES AND OTHER LIMITED PARTNERSHIP INTERESTS
Yield (1)	18.17%	15.43%	15.59%	7.03%	6.15%
Investment income	$857	$1,131	$1,567	$200	$354
Investment gains (losses)	$92	$131	$180	($13)	($28)
Ending Carrying Value	$11,157	$11,621	$12,205	$11,882	$12,127

CASH AND SHORT-TERM INVESTMENTS
Yield (1)	5.40%	5.02%	4.74%	3.05%	2.83%
Investment income	$222	$322	$437	$96	$183
Investment gains (losses)	$—	$3	$3	$1	$1
Ending Carrying Value	$9,267	$10,354	$13,016	$13,486	$15,795

OTHER INVESTED ASSETS (5)
Yield (1)	10.05%	9.15%	8.98%	3.39%	3.54%
Investment income	$469	$652	$887	$106	$225
Investment gains (losses)	($225)	($405)	($627)	($648)	($640)
Ending Carrying Value	$10,302	$11,258	$12,642	$14,357	$13,335

TOTAL INVESTMENTS
Gross investment income yield (1)	6.83%	6.77%	6.81%	6.13%	6.11%
Investment fees and expenses yield	(0.15%)	(0.15%)	(0.15%)	(0.16%)	(0.16%)

NET INVESTMENT INCOME YIELD	6.68%	6.62%	6.66%	5.97%	5.95%

Gross investment income	$9,692	$14,568	$19,718	$4,621	$9,288
Investment fees and expenses	(208)	(319)	(440)	(122)	(241)

NET INVESTMENT INCOME	$9,484	$14,249	$19,278	$4,499	$9,047

Ending Carrying Value	$342,628	$347,959	$345,102	$350,100	$350,422

Gross investment gains	$623	$965	$1,440	$405	$691
Gross investment losses	(783)	(1,321)	(1,765)	(532)	(878)
Writedowns	(25)	(75)	(148)	(186)	(448)

Subtotal	(185)	(431)	(473)	(313)	(635)
Derivative & other instruments not qualifying for hedge accounting	(219)	(312)	(534)	(580)	(596)

INVESTMENT GAINS (LOSSES)	(404)	(743)	(1,007)	(893)	(1,231)
Minority interest — net investment gains (losses)	8	18	33	25	23
Investment gains (losses) tax benefit (provision)	145	259	326	308	415

INVESTMENT GAINS (LOSSES), NET OF INCOME TAX	($251)	($466)	($648)	($560)	($793)

(1)	Yields are based on quarterly average asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average assets exclude collateral associated with the Company’s securities lending program.

(2)	Fixed maturity securities includes $919 million, $824 million, $779 million, $808 million and $883 million in ending carrying value, and $31 million, $52 million, $50 million, ($51) million and ($42) million of investment income (loss) related to trading securities at or for the year-to-date period ended June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008 and June 30, 2008, respectively.

(3)	Investment income from mortgage and consumer loans includes prepayment fees.

(4)	Included in net investment income from real estate and real estate joint ventures is $6 million, $7 million, $12 million, ($1) million and $1 million related to discontinued operations for the year-to-date period ended June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008 and June 30, 2008, respectively. Included in net investment gains (losses) from real estate and real estate joint ventures is $5 million, $5 million and $12 million related to discontinued operations for the year-to-date period ended June 30, 2007, September 30, 2007 and December 31, 2007, respectively. There were no discontinued operations from other real estate and real estate joint ventures for any other period.

(5)	Included in investment income from other invested assets are scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of $123 million, $187 million, $256 million, ($7) million and ($45) million for the year-to-date period ended June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008 and June 30, 2008, respectively. These amounts are excluded from investment gains (losses). Additionally, excluded from investment gains (losses) is $9 million, $15 million, $26 million, $14 million and $28 million for the year-to-date period ended June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008 and June 30, 2008, respectively, related to settlement payments on derivatives used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting. Such amounts are included within interest credited to policyholder account balances.

METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES (1)

	June 30, 2007		September 30, 2007		December 31, 2007		March 31, 2008		June 30, 2008
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$4,598	99.0%	$3,949	97.1%	$4,022	90.4%	$6,139	69.8%	$7,280	74.8%
20% or more for less than six months	22	0.5%	100	2.4%	407	9.1%	2,573	29.2%	2,077	21.3%
20% or more for six months or greater	24	0.5%	20	0.5%	22	0.5%	86	1.0%	378	3.9%

Total Gross Unrealized Losses	$4,644	100.0%	$4,069	100.0%	$4,451	100.0%	$8,798	100.0%	$9,735	100.0%

Total Gross Unrealized Gains	$5,710		$6,499		$7,932		$8,616		$6,160

EQUITY SECURITIES (1)

	June 30, 2007		September 30, 2007		December 31, 2007		March 31, 2008		June 30, 2008
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$72	92.3%	$202	89.8%	$323	68.7%	$223	30.1%	$182	23.3%
20% or more for less than six months	6	7.7%	23	10.2%	147	31.3%	518	69.8%	589	75.4%
20% or more for six months or greater	—	0.0%	—	0.0%	—	0.0%	1	0.1%	10	1.3%

Total Gross Unrealized Losses	$78	100.0%	$225	100.0%	$470	100.0%	$742	100.0%	$781	100.0%

Total Gross Unrealized Gains	$629		$664		$629		$433		$399

(1)	The Company’s review of its Fixed Maturity Securities and Equity Securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated value had declined and remained below amortized cost by 20% or more for six months or greater.

METLIFE, INC.
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE
BY SECTOR AND QUALITY DISTRIBUTION

		June 30, 2007		September 30, 2007		December 31, 2007		March 31, 2008		June 30, 2008
Unaudited (In millions)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$77,192	30.7%	$80,357	31.9%	$77,426	32.0%	$76,203	31.2%	$76,255	31.6%
Residential mortgage-backed securities		59,219	23.6%	59,466	23.6%	56,489	23.3%	56,519	23.2%	54,508	22.6%
Foreign corporate securities		36,961	14.7%	38,643	15.3%	38,305	15.8%	37,783	15.6%	37,617	15.6%
U.S. Treasury/agency securities		27,437	10.9%	22,051	8.7%	21,245	8.8%	22,087	9.0%	20,180	8.4%
Commercial mortgage-backed securities		19,192	7.7%	19,907	7.9%	17,728	7.3%	18,648	7.6%	18,418	7.6%
Foreign government securities		14,427	5.8%	15,064	6.0%	15,271	6.3%	15,349	6.3%	15,376	6.4%
Asset-backed securities		11,815	4.7%	11,902	4.7%	11,041	4.6%	11,578	4.7%	13,072	5.4%
State and political subdivision securities		4,467	1.8%	4,647	1.8%	4,419	1.8%	5,622	2.3%	5,481	2.3%
Other fixed maturity securities		334	0.1%	335	0.1%	318	0.1%	299	0.1%	284	0.1%

Total		$251,044	100.0%	$252,372	100.0%	$242,242	100.0%	$244,088	100.0%	$241,191	100.0%

	RATING AGENCY
	EQUIVALENT
NAIC RATING (1)	DESIGNATION
1	Aaa / Aa / A	$184,269	73.4%	$181,413	71.9%	$175,651	72.5%	$179,729	73.7%	$178,248	73.9%
2	Baa	48,879	19.4%	52,063	20.6%	48,914	20.2%	47,813	19.6%	47,181	19.6%
3	Ba	10,482	4.2%	11,259	4.5%	10,738	4.4%	10,280	4.2%	9,636	4.0%
4	B	6,965	2.8%	7,160	2.8%	6,481	2.7%	5,731	2.3%	5,474	2.3%
5	Caa and lower	432	0.2%	413	0.2%	445	0.2%	503	0.2%	621	0.2%
6	In or near default	17	0.0%	64	0.0%	13	0.0%	32	0.0%	31	0.0%

Total		$251,044	100.0%	$252,372	100.0%	$242,242	100.0%	$244,088	100.0%	$241,191	100.0%

(1)	Amounts presented are based on rating agency designations. Comparisons between NAIC ratings and rating agency designations are published by the NAIC.
METLIFE, INC.
SUMMARY OF COMMERCIAL MORTGAGE LOANS BY
REGION AND PROPERTY TYPE

	June 30, 2007		September 30, 2007		December 31, 2007		March 31, 2008		June 30, 2008
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$7,377	22.4%	$7,526	22.3%	$8,620	24.3%	$8,645	24.0%	$8,834	24.5%
South Atlantic	7,286	22.1%	7,533	22.3%	8,021	22.6%	8,199	22.8%	8,163	22.6%
Middle Atlantic	5,170	15.7%	5,166	15.3%	5,110	14.4%	5,127	14.2%	5,353	14.8%
International	3,311	10.0%	3,873	11.5%	3,642	10.3%	3,759	10.4%	3,903	10.8%
West South Central	2,547	7.7%	2,803	8.3%	2,925	8.2%	2,977	8.3%	2,890	8.0%
East North Central	3,353	10.2%	3,129	9.3%	2,957	8.3%	2,918	8.1%	2,663	7.4%
New England	1,356	4.1%	1,247	3.7%	1,499	4.2%	1,582	4.4%	1,549	4.3%
Mountain	768	2.3%	1,093	3.2%	1,086	3.1%	1,212	3.3%	1,160	3.2%
West North Central	776	2.4%	766	2.3%	1,046	2.9%	853	2.4%	849	2.3%
East South Central	504	1.5%	503	1.5%	503	1.4%	502	1.4%	492	1.4%
Other	511	1.6%	92	0.3%	92	0.3%	258	0.7%	257	0.7%

Total	$32,959	100.0%	$33,731	100.0%	$35,501	100.0%	$36,032	100.0%	$36,113	100.0%

Office	$14,611	44.3%	$14,848	44.0%	$15,471	43.6%	$15,650	43.4%	$15,302	42.4%
Retail	6,941	21.1%	7,358	21.8%	7,557	21.3%	8,021	22.3%	8,438	23.3%
Apartments	3,998	12.1%	3,954	11.7%	4,437	12.5%	4,255	11.8%	4,111	11.4%
Hotel	2,536	7.7%	3,014	8.9%	3,282	9.2%	3,263	9.1%	3,198	8.9%
Industrial	2,902	8.8%	2,922	8.7%	2,880	8.1%	3,033	8.4%	3,140	8.7%
Other	1,971	6.0%	1,635	4.9%	1,874	5.3%	1,810	5.0%	1,924	5.3%

Total	$32,959	100.0%	$33,731	100.0%	$35,501	100.0%	$36,032	100.0%	$36,113	100.0%

METLIFE, INC.
SUMMARY OF REAL ESTATE

	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008

Wholly-owned	$3,925	$3,950	$3,995	$4,003	$4,017
Joint ventures	2,006	2,407	2,771	2,957	3,308

Subtotal	5,931	6,357	6,766	6,960	7,325
Foreclosed	2	3	3	3	3

Total (1)	$5,933	$6,360	$6,769	$6,963	$7,328

SUMMARY OF MORTGAGES AND CONSUMER LOANS

	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2007	2007	2007	2008	2008

Commercial mortgages	$32,959	$33,731	$35,501	$36,032	$36,113
Agricultural mortgages	9,731	10,066	10,484	10,641	11,620
Consumer loans	1,065	1,052	1,045	1,104	1,266

Total	$43,755	$44,849	$47,030	$47,777	$48,999

(1)	Includes real estate held-for-sale and held-for-investment.

Company Ratings as of July 25, 2008

	Moody’s	Standard &	A.M. Best	Fitch
	Investors Service	Poor’s	Company	Ratings
Financial Strength Ratings
First MetLife Investors Insurance Co.	NR	AA	A+	NR
General American Life Insurance Company	Aa2	AA	A+	AA
MetLife Insurance Company of Connecticut	Aa2	AA	A+	AA
MetLife Insurance Company of Connecticut (Short-term rating)	P-1	NR	NR	NR
MetLife Investors Insurance Company	Aa2	AA	A+	AA
MetLife Investors USA Insurance Company	Aa2	AA	A+	AA
Metropolitan Casualty Insurance Company	NR	NR	A	NR
Metropolitan Direct Property and Casualty Insurance Co.	NR	NR	A	NR
Metropolitan General Insurance Company	NR	NR	A	NR
Metropolitan Group Property & Casualty Insurance Co.	NR	NR	A	NR
Metropolitan Life Insurance Company	Aa2	AA	A+	AA
Metropolitan Life Insurance Company (Short-term rating)	P-1	A-1+	NR	NR
Metropolitan Lloyds Insurance Company of Texas	NR	NR	A	NR
Metropolitan Property and Casualty Insurance Company	NR	NR	A	NR
Metropolitan Tower Life Insurance Company	Aa3	NR	A+	NR
New England Life Insurance Company	Aa2	AA	A+	AA
Texas Life Insurance Company	NR	NR	A	NR
RGA Reinsurance Company	A1	AA-	A+	AA-

Credit Ratings

Beagle Funding LLC
Commercial Paper	P-1	A-1+	NR	NR

General American Life Insurance Company
Surplus Notes	A1	A+	a+	NR

MetLife, Inc.
Senior Unsecured Debt	A2	A	a	A
Commercial Paper	P-1	A-1	AMB-1	F1
Subordinated Debt	A3	NR	a-	NR
Junior Subordinated Debt	Baa1	BBB+	bbb+	A-
Preferred Stock	Baa1	BBB+	bbb+	A-
Non-Cumulative Perpetual Preferred Stock	Baa1	BBB	bbb+	A-

MetLife Capital Trust II & III
Trust Preferred Stock	A3	BBB+	a-	A-

MetLife Capital Trust IV & X
Trust Securities	Baa1	BBB+	bbb+	A-

MetLife Funding, Inc.
Commercial Paper	P-1	A-1+	AMB-1+	F1+

Metropolitan Life Global Funding I
Senior Secured Debt	Aa2	AA	aa	NR

MetLife Institutional Funding I, LLC
Senior Secured Debt	Aa2	AA	aa	NR

Metropolitan Life Insurance Company
Surplus Notes	A1	A+	a+	A+

Reinsurance Group of America, Incorporated
Senior Unsecured Debt	Baa1	A-	a-	A
Junior Subordinated Debt	Baa3	BBB-	bbb	A-

RGA Capital Trust I & II
Preferred Stock	Baa2	BBB	bbb+	A-

NR	Not Rated